UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 4, 2023

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 5.000% Perpetual Preferred Stock, Series A	T PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 4.750% Perpetual Preferred Stock, Series C	T PRC	New York Stock Exchange
AT&T Inc. 2.500% Global Notes due March 15, 2023	T 23	New York Stock Exchange
AT&T Inc. 2.750% Global Notes due May 19, 2023	T 23C	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due September 5, 2023	T 23D	New York Stock Exchange
AT&T Inc. 1.050% Global Notes due September 5, 2023	T 23E	New York Stock Exchange
AT&T Inc. 1.300% Global Notes due September 5, 2023	T 23A	New York Stock Exchange
AT&T Inc. 1.950% Global Notes due September 15, 2023	T 23F	New York Stock Exchange
AT&T Inc. 2.400% Global Notes due March 15, 2024	T 24A	New York Stock Exchange
AT&T Inc. 3.500% Global Notes due December 17, 2025	T 25	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due March 6, 2025	T 25A	New York Stock Exchange
AT&T Inc. 0.250% Global Notes due March 4, 2026	T 26E	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 5, 2026	T 26D	New York Stock Exchange
AT&T Inc. 2.900% Global Notes due December 4, 2026	T 26A	New York Stock Exchange
AT&T Inc. 1.600% Global Notes due May 19, 2028	T 28C	New York Stock Exchange
AT&T Inc. 2.350% Global Notes due September 5, 2029	T 29D	New York Stock Exchange
AT&T Inc. 4.375% Global Notes due September 14, 2029	T 29B	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due December 17, 2029	T 29A	New York Stock Exchange
AT&T Inc. 0.800% Global Notes due March 4, 2030	T 30B	New York Stock Exchange
AT&T Inc. 2.050% Global Notes due May 19, 2032	T 32A	New York Stock Exchange
AT&T Inc. 3.550% Global Notes due December 17, 2032	T 32	New York Stock Exchange
AT&T Inc. 5.200% Global Notes due November 18, 2033	T 33	New York Stock Exchange
AT&T Inc. 3.375% Global Notes due March 15, 2034	T 34	New York Stock Exchange
AT&T Inc. 2.450% Global Notes due March 15, 2035	T 35	New York Stock Exchange
AT&T Inc. 3.150% Global Notes due September 4, 2036	T 36A	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due May 19, 2038	T 38C	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 14, 2039	T 39B	New York Stock Exchange
AT&T Inc. 7.000% Global Notes due April 30, 2040	T 40	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due June 1, 2043	T 43	New York Stock Exchange
AT&T Inc. 4.875% Global Notes due June 1, 2044	T 44	New York Stock Exchange
AT&T Inc. 4.000% Global Notes due June 1, 2049	T 49A	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due March 1, 2050	T 50	New York Stock Exchange
AT&T Inc. 3.750% Global Notes due September 1, 2050	T 50A	New York Stock Exchange
AT&T Inc. 5.350% Global Notes due November 1, 2066	TBB	New York Stock Exchange
AT&T Inc. 5.625% Global Notes due August 1, 2067	TBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Throughout this document, AT&T Inc. is referred to as “AT&T” or the “Company.” On April 4, 2023, the Company and AT&T Fiber Investment, LLC, an indirect subsidiary of the Company (the “Issuer”), entered into agreements with MUFG Bank, LTD., New York Branch (“MUFG”), SG Mortgage Finance Corp., Mizuho Bank, Ltd., Sumitomo Mitsui Banking Corporation and Commerzbank AG, New York Branch (together with MUFG, the “Investors”), to sell (via private placement) Class A-2 limited membership interests in the Issuer to the Investors for $4.25 billion (the “Transaction”). The Issuer holds assets related to certain fiber optic cable assets and related accessories, either directly or indirectly through senior notes secured by such assets. The Transaction expanded the September 29, 2020 transaction involving the sale by the Issuer of Class A-1 limited membership interests to MUFG, MUFG Union Bank, N.A. and Wells Fargo Bank, N.A. (together with MUFG, the “Initial Investors”) for $2 billion (via private placement). As part of the Transaction, AT&T and its subsidiaries contributed financial assets and additional assets related to fiber optic cables to the Issuer.

The Class A-1 limited membership interests entitle the Initial Investors to receive cumulative quarterly distributions at a per annum rate of 4.25% and the Class A-2 limited membership interests entitle the Investors to receive cumulative quarterly distributions at a per annum rate of 6.85%. The distributions are payable to the Initial Investors and Investors, as and when declared, on each February 1, May 1, August 1 and November 1. The per annum rates for the Class A-1 and Class A-2 limited membership interests (together, the “Class A limited membership interests”) will be reset on November 1, 2027 and every 7 years thereafter (each, a “Reset”). The Issuer has the option to redeem the outstanding Class A limited membership interests any time after September 29, 2027. In connection with each Reset, the Class A limited membership interests are subject to a mandatory remarketing period designed to reprice the rate of the quarterly distributions. After four unsuccessful consecutive attempts to remarket the Class A limited membership interests, the Issuer may be subject to liquidation.

The Second Amended and Restated Limited Liability Company Agreement of the Issuer (the “LLC Agreement”), which governs the Class A limited membership interests, contains certain negative and affirmative covenants and requires the Issuer to hold, among other things, permitted assets such that the ratio of the value of permitted assets to the unrecovered capital of the Class A limited membership interests plus certain indebtedness and short term liabilities of the Issuer is at least 2 to 1. Permitted assets include fiber optic cable assets and related accessories, held either directly or indirectly through senior notes secured by such assets, cash and cash equivalents, promissory notes issued by AT&T and subsidiary entities. Notice events under the LLC Agreement, which could result in the liquidation of the Issuer, include (1) the failure to make quarterly distributions in respect of the Class A limited membership interests on two or more distribution dates; (2) the failure of the Issuer to meet the portfolio requirements under the LLC Agreement; (3) breaches of certain covenants contained in the LLC Agreement; (4) material breaches of representations and warranties made by the Issuer, its managing member, AT&T or its subsidiaries; or (5) as noted above, four unsuccessful consecutive attempts to remarket the Class A limited membership interests.

The terms of the Class A limited membership interests are more fully described in, and this description is qualified in its entirety by reference to, the LLC Agreement, a copy of which is filed as Exhibit 10.01 to this Current Report on Form 8-K and is incorporated herein by reference.

AT&T will use the proceeds from the Transaction to repurchase preferred membership interests in AT&T Mobility II, LLC for fair market value plus accrued and unpaid distributions. The Transaction is not expected to have any impact on the operation of fiber optic cable assets and related accessories held by the Issuer and its subsidiaries.

From time to time, the Initial Investors, the Investors or their affiliates provide investment banking services to AT&T.

Item 8.01	Other Events.

On April 4, 2023, AT&T Mobility Corporation, as the manager of AT&T Mobility II LLC (“Mobility II”), entered into a put option agreement (“Put Agreement”) with JPMorgan Chase Bank, N.A., as directed trustee of the SBC Master Pension Trust (“JPM”), whereby Mobility II or another direct or indirect subsidiary of AT&T would repurchase the remaining 212,677,301 series A cumulative perpetual preferred membership interests (the “Repurchased Series A Preferred Interests”) for a purchase price including accrued and unpaid distributions of $5,414,114,236.15 (the “Repurchase Price”).

On April 5, 2023, under the terms of the Put Agreement, a subsidiary of AT&T paid the Repurchase Price and received the Repurchased Series A Preferred Interests.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

(d) Exhibits

10.1	Second Amended and Restated Limited Liability Company Agreement of AT&T Fiber Investment, LLC.*

104	The cover page from AT&T Inc.’s Current Report on Form 8-K, formatted in Inline XBRL

*

The schedules and similar attachments to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide a copy of the omitted schedules and similar attachments on a supplemental basis to the Commission or its staff, if requested.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: April 7, 2023	By:	/s/ George B. Goeke
George B. Goeke Senior Vice President – Treasurer